Exhibit 10.15

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                     PREMIUM RECEIVABLE SERVICING AGREEMENT




                                  by and among



                                   FPF, INC.,



                                       and







                         FEDERATED PREMIUM FINANCE, INC.
                         -------------------------------







                         Dated as of September 30, 2001





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                     PREMIUM RECEIVABLE SERVICING AGREEMENT


         This PREMIUM RECEIVABLE SERVICING AGREEMENT ("Servicing Agreement") is made as of September 30, 2001 by and among FPF, INC., a Colorado corporation ("FPF"), as servicer (the "Servicer").

                              PRELIMINARY STATEMENT

         WHEREAS, pursuant to the Master Sale and Assignment Agreement (the "Sale Agreement") dated of even date herewith by and between FPF and FEDERATED PREMIUM FINANCE, INC., a Florida corporation, FPF will acquire certain Premium Receivables originated by the Originator, as seller, and FPF, as purchaser; and

         WHEREAS, the parties hereto desire to enter into this Servicing Agreement to provide for, among other things, the management, administration, servicing and collections with respect to the Premium Receivables for the benefit of FPF and its assignees and designees and to perform certain duties as described herein.

         NOW, THEREFORE, in consideration of the covenants and conditions contained in this Servicing Agreement, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         DEFINED TERMS. Capitalized terms used and not otherwise defined in this Servicing Agreement shall have the meaning set forth in the Sale Agreement. As used in this Servicing Agreement, the following terms, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

         "Allowable Coverage Change" means, with respect to a Premium Receivable, a modification thereof approved by the Servicer in the ordinary course of its business and in accordance with the standard of care set forth in
Section 2.16 of this Servicing Agreement, which modification does not (a) provide that the principal and interest on the Premium Receivable can be paid over an aggregate period extending beyond the Term, (b) decrease the annual percentage rate of interest payable on the Premium Receivable or (c) reduce the principal amount of the Premium Receivable or release the Realization Provisions with respect to such Premium Receivable.

         "Approved Expenses" means, with respect to a Person, all reasonable and documented direct out-of-pocket expenses incurred by such Person including, without limitation, professional services (such as attorneys, consultants and accountants), postage, courier services, insurance, stationery, telephone, facsimile transmission and travel, any of which are incurred specifically in the performance of its duties under this Servicing Agreement, other than required reporting duties thereunder and general office overhead.

         "Cancellation Standard" means, as of any date, the timely cancellation by the Servicer of the underlying insurance policies relating to at least ninety-seven percent (97%) of the Premium Receivables on which payments are overdue by thirty (30) days or more.

         "Change of Control" shall have the meaning set forth in Section 2.11(c) of this Servicing Agreement.

         "Collections Account" means the lock box account or other accounts established by Servicer in the name of FPF or its designee into which the Collections are to be deposited pursuant to Section 3.01 of this Servicing Agreement.

         "Daily Servicer Report" means a report in the form of Exhibit A-1 to this Servicing Agreement, to be delivered to FPF pursuant to Section 2.10(a) hereof.


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         "Event of Servicing Default" shall have the meaning set forth in
Section 5.01 of this Servicing Agreement.

         "Loan Documents" means with respect to each Premium Receivable listed on each Schedule of Premium Receivables (a) the original Premium Finance Agreement and any Endorsement Additions or other riders thereto, or if any original has been lost or destroyed, certified copies thereof, each stamped with an assignment stamp evidencing the Sale thereof to FPF, (b) originals of all guarantees, if any, executed in connection with such Premium Receivable, (c) all assumption, modification, consolidation or extension agreements, if any, and (d) original or facsimile copy of the paid and cancelled check or draft payable to the applicable Issuing Insurance Company evidencing payment of an amount equal to or greater than the financed portion of the premium with respect to the insurance policy issued by such Issuing Insurance Company relating to such Premium Receivable; provided, however, that with the prior written consent of FPF or its designees, each of the documents to be included in items (b) and (c) above may be in the form of a file maintained on an optical scan system.

          "Reporting Period" shall mean the period beginning on the first day of the calendar month and ending on the last day of such calendar month; provided, that the initial Reporting Period begins on the Effective Date.

         "Scheduled Payment" shall mean the monthly payment relating to a Premium Receivable required to be made by the Obligor thereunder in order to fully amortize the principal balance of the Premium Receivable under the method, term and rate stated in the Premium Finance Agreement or similar agreement evidencing such Premium Receivable.

         "Servicing Fee" shall have the meaning specified in Section 2.08 of this Servicing Agreement.

         "Successor Servicer" means that Person succeeding the Servicer under and pursuant to Section 5.02 of this Servicing Agreement as may be designated by FPF.

                                   ARTICLE II

               ADMINISTRATION AND SERVICING OF PREMIUM RECEIVABLES

         SECTION 2.01. APPOINTMENT AND DUTIES OF SERVICER.

                  (a) FPF hereby appoints the Originator as the Servicer, and the Originator shall remain as Servicer until the earlier to occur of
         (i) the payment in full of all amounts due to FPF under a termination of the Sale Agreement, (ii) written notice from FPF or its designees to the Servicer of termination of the Servicer hereunder due to the occurrence of a Default under the Sale Agreement, or (iii) written notice from FPF or its designees to the Servicer of termination of the Servicer hereunder due to the occurrence of an Event of Servicing Default. The Servicer shall perform the services required of it pursuant to the terms of this Servicing Agreement. In performing its duties hereunder, the Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable in accordance with the standard of care specified herein.

                  (b) The Servicer, in making collections of Premium Receivable payments pursuant to Section 2.02 hereof, shall be deemed to be holding such funds in trust on behalf of, and as agent for, FPF and its designees.

                  (c) FPF shall take all such lawful action in its discretion to compel or secure the performance and observance by the Servicer of its obligations to FPF under or in connection with this Servicing Agreement, in accordance with the terms hereof, and shall exercise any and all rights, remedies, powers and privileges lawfully available to FPF under or in connection with this Servicing Agreement.

                  (d) The Servicer may not delegate any or all of its duties or obligations hereunder, and the Servicer shall not otherwise permit any other Person to engage in any servicing, auditing, administrating,


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         managing, collecting or other activities with respect to the Premium
         Receivables, unless approved in writing by FPF or its designees in each such Person's absolute discretion.

                  (e) The Servicer, upon execution of this Servicing Agreement, shall execute and deliver a power of attorney to FPF and its assigns in substantially the form of Exhibit C attached hereto.

         SECTION 2.02. COLLECTION OF PREMIUM RECEIVABLE PAYMENTS. All servicing of the Premium Receivables will be performed on a "private label" basis using the name of Originator on a premium finance software system approved by FPF in writing. The Servicer shall be responsible for collection of payments called for under the terms and provisions of the Premium Receivables as and when the same shall become due. In addition, the Servicer shall be responsible for the collection of late payments and enforcing the Realization Provisions with respect thereto, and shall follow such collection procedures as are consistent with the standard of care set forth in Section 2.16 hereof. In accordance with the foregoing, the Servicer may grant extensions, rebates or adjustments on a Premium Receivable, but shall not modify the original due dates, interest rate or Scheduled Payments on the Premium Receivables except as would constitute an Allowable Coverage Change. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Premium Receivable.

         SECTION 2.03. PAST-DUE PREMIUM RECEIVABLES; CANCELLED PREMIUM RECEIVABLES.

                  (a) In the event an Obligor has not made a payment with regard to a Premium Receivable, the Servicer shall promptly, but in no event later than 10 days after such due date, (i) notify the defaulting Obligor that the Servicer shall request the Issuing Insurance Company to cancel the insurance coverage pertaining to the Premium Receivable if payment is not received within 10 days of such Obligor's receipt of such notice (the "Ten Day Notice"), (ii) upon failure to receive the payment due from Obligor following the period stated in the Ten Day Notice (plus such grace period, if any, as determined by the Servicer but in no event longer than the date 25 days from the original due date, except as may be required under applicable state law or regulation), request cancellation of the policy from the Issuing Insurance Company (such date stated in the cancellation request being the "Cancellation Date") and (iii) enforce on behalf of FPF and its designees, any and all Realization Provisions and other rights relating to the Premium Receivable.

                  (b) The Servicer may, but is not obligated to, submit a written request to the applicable Issuing Insurance Company (whereupon the Servicer shall retain a copy of such request and any response thereto) to reinstate the insurance policy underlying a Canceled Premium Receivable; provided, that, prior to such request for reinstatement, all past due payments have been received by, or credited to, the Servicer in the form of a money order, certified check, wire transfer or other means of immediately available funds. In the event the underlying insurance policy is reinstated by the Issuing Insurance Company, the Servicer shall make appropriate adjustments in its records and reports, and such Premium Receivable shall no longer be considered a Cancelled Premium Receivable.

                  (c) The Servicer shall, upon receipt of unearned premiums, unearned commissions, state guaranty funds, broker guarantee funds or funds from a cash collateral account with respect to the related Canceled Premium Receivable, remit such funds to the Collections Account pursuant to Section 3.02 hereof.

         SECTION 2.04. DEFAULTED PREMIUM RECEIVABLES. With respect to each Defaulted Premium Receivable, the Servicer shall promptly provide in its Monthly Servicer Report notice of such Defaulted Premium Receivable together with the outstanding principal amount of such Defaulted Premium Receivable and the number of days such Defaulted Premium Receivable is delinquent. The Servicer shall use its best efforts, consistent with the standard of care set forth in Section 2.16 hereof, to collect funds on a Defaulted Premium Receivable from the Issuing Insurance Company, insured or otherwise (any such collections from whatever source being a "Defaulted Premium Receivable Recovery"). All Defaulted Premium Receivable Recoveries shall be deposited by the Servicer into the Collections Account by the close of business on the Business Day following receipt thereof.

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         SECTION 2.05. MAINTENANCE OF INTERESTS IN PREMIUM RECEIVABLES. The
Servicer shall take, or cause to be taken, such steps as are necessary or reasonably required by FPF or its assignees and designees to maintain perfection of the respective interests of FPF and its assignees and designees in the Premium Receivables and the other related Conveyed Property.

         SECTION 2.06.       COVENANTS OF SERVICER.

                  (a) The Servicer shall (i) not release any Realization Provisions granted by an Obligor in whole or in part except in the event of payment in full by the Obligor thereunder or upon reacquisition of the related Premium Receivable by the Originator, (ii) not impair the rights of FPF or its assignees in the Premium Receivables, (iii) not modify the Scheduled Payments due under a Premium Receivable except as expressly provided by Section 2.02 hereof,
         (iv) not Sell or pledge to any other Person, or grant, create, incur, assume, or suffer to exist any Lien on any Premium Receivable granted to FPF or any interest therein, (v) immediately notify FPF of the existence of any Lien on any Premium Receivable which was Sold pursuant to the Sale Agreement, (vi) defend the perfected ownership interest of FPF, its designees and assigns in, to, and under the Premium Receivables Sold to FPF under the Sale Agreement against all claims of third parties claiming through or under the Servicer, (vii) deposit into the Collections Account all payments received by the Servicer with respect to the Premium Receivables in accordance with Article III hereof, (viii) comply in all respects with the terms and conditions of the Sale Agreement and not amend, modify, or waive any provision of the Sale Agreement, (ix) promptly notify FPF of the occurrence of any Event of Servicing Default hereunder and (x) make at the sole cost and expense of the Servicer any filings, reports, notices or applications and seek any consents or authorizations from any and all government agencies, tribunals or authorities in accordance with the UCC and any state license or registration authority on behalf of FPF as may be necessary or advisable to create, maintain and protect a first-priority, perfected ownership interest of FPF in, to, and on the Premium Receivables Sold to it or as may be required by such government agencies, tribunals or authorities.

                  (b) The Servicer shall promptly make available to FPF or its designee all information relating to each Premium Receivable being serviced hereunder in form and manner consistent with the data processing system maintained by FPF or its designee and the Servicer shall respond to reasonable directions or requests for information that FPF or its designees might have with respect to the Premium Receivables.

         SECTION 2.07. REACQUISITION OF PREMIUM RECEIVABLES UPON BREACH OF REPRESENTATIONS OR WARRANTIES. The Servicer shall inform FPF promptly, in writing, upon the discovery of any breach by the Originator of any of the representations, warranties or covenants contained in the Sale Agreement. Unless the breach shall have been cured within five Business Days after such discovery, the Servicer, if directed by FPF in accordance with Section 6 of the Sale Agreement, shall use its best efforts to cause the Originator, within five days following such cure period, to acquire any Premium Receivable that FPF has deemed as not being an Eligible Premium Receivable in accordance with the terms of Section 6 of the Sale Agreement. The Servicer shall remit all Repurchase Price funds received with respect to the Repurchase Property to the Collections Account within one Business Day of receipt thereof.

         SECTION 2.08.       PREMIUM RECEIVABLE SERVICING FEES.

                  (a) For so long as the Servicer is acting as Servicer pursuant to this Servicing Agreement, FPF shall pay or cause to be paid to the Servicer the following monthly Servicing Fee (the "Servicing Fee") for each Reporting Period payable during the following Reporting Period on the date specified in the Sale Agreement:

                            (i) an amount equal to 2.50% multiplied by the
                  average outstanding principal balance of all Premium Receivables sold under the Sale Agreement per Premium Finance Agreement boarded on the servicing data processing system during such Reporting Period if Originator does not utilize the FPF point of sale system to originate the Premium Receivable.

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                  (b) In the event the initial Servicer is replaced by a
         Successor Servicer (which may be FPF, Flatiron Credit Company, Inc. or any successor designated by FPF) pursuant to this Servicing Agreement, FPF shall pay or cause to be paid to any Successor Servicer a monthly servicing fee (the "Successor Servicing Fee"), which Successor Servicing Fee shall be, with respect to each Reporting Period, an amount equal to the sum of (i) the Servicing Fee times 150% plus (ii) all Approved Expenses. The Successor Servicing Fee with respect to a Reporting Period shall be paid to the Successor Servicer during the month immediately following such Reporting Period on the date as provided in the Sale Agreement.

         SECTION 2.09. SERVICER'S CERTIFICATE AS TO COMPLIANCE. Upon the written request of FPF, the Servicer shall deliver to FPF, from time to time, an officers' certificate, signed by an officer of Servicer (including the President, any Vice President, and Assistant Vice President, the Secretary, the Treasurer or any other officer customarily performing functions similar to those performed by any of such designated officers (a "Responsible Officer")) and dated effective as of the last day of the preceding month, stating, as to each signer thereof, that (a) a review of the activities of the Servicer during the preceding six-month period and of performance under this Servicing Agreement has been made under each such Responsible Officer's supervision, and (b) to the best of each such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Servicing Agreement throughout such six-month period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to each such Responsible Officer and the nature and status thereof and remedies therefor being pursued.

         SECTION 2.10. REPORTING OBLIGATIONS; INSPECTION AND AUDIT RIGHTS.

                  (a) The Servicer shall make available to FPF or its designee information sufficient to allow FPF or its designee to generate the Daily Servicer Reports and the Monthly Servicer Reports regarding payments received from or on behalf of Obligors and deposited to the Collections Account representing Collections and other amounts with respect to Premium Receivables, including, without limitation, Defaulted Premium Receivable Recoveries and Endorsement Refunds. Such information shall be delivered (i) with respect to the Daily Servicer Report, on the Business Day following the date of such report, and (ii) with respect to the Monthly Servicer Report, on the second Business Day following the end of the immediately preceding Reporting Period.

                  (b) The Servicer shall promptly provide to FPF or its designees such reports, information and documentation as any such Person may reasonably request with respect to the Servicer, the Servicer's operations, the Premium Receivables and any other matters to which this Servicing Agreement relates, which such reports, information or documentation shall be provided to each such Person by facsimile copy, hard copy, electronic certified copy or any combination thereof as such Person may specify. In addition, the Servicer grants to FPF and any of its designees and hereby authorizes each of them the right to contact insurers relating to the Premium Receivables, the Obligors and insurance agents in order to verify, substantiate or reconcile reports, information and documentation provided by the Servicer to FPF or its designees pursuant to this Servicing Agreement.

                  (c) At all times during the term hereof, the Servicer shall afford FPF and its assignees, authorized agents and designees reasonable access during normal business hours to all of the Servicer's books of account, reports, records and computer files relating to the Premium Receivables and shall cause its personnel to assist in any examination of such records by any such Person, to make copies and extracts therefrom, and to discuss the Servicer's affairs, finances and accounts relating to the Premium Receivables with officers, employees and independent certified public accountants of each such Person, all at such reasonable times and as often as may be reasonably requested.

                  (d) Any such report, information and documentation provided by the Servicer to FPF or its designees pursuant to this Section 2.10 shall be, to the knowledge of the Servicer, true and correct as of the time of transmittal and such transmittal (whether by facsimile, hard copy, electronic transmission or otherwise) shall constitute certification to such effect.


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         SECTION 2.11.       FINANCIAL STATEMENTS AND OTHER REPORTS.

                  (a) REPORTING REQUIREMENTS. The Servicer shall deliver, in duplicate, to FPF and its designees:

                           (i) within 45 days after the end of each calendar
                  quarter of the Servicer (commencing with the quarter ending September 30, 2001), an unaudited balance sheet and income statement (prepared in accordance with GAAP without accompanying notes) for the Servicer and its subsidiaries covering the preceding quarter, in each case certified by a principal financial officer of the Servicer to be true, accurate and complete copies of such financial statements;

                           (ii) on the earlier of (A) fifteen days after
                  delivery by an Independent Public Accountant, if any, to the Servicer or (B) March 15 of each year beginning [March 15, 2002], a balance sheet and income statement (prepared in accordance with GAAP without accompanying notes) for the Servicer and its subsidiaries covering such preceding fiscal year prepared by the Servicer or its accountants, in each case certified by a principal financial officer of the Servicer to be true, accurate and complete copies of such financial statements; and

                           (iii) such other information respecting the condition
                  or operations, financial or otherwise, of the Servicer or any of its subsidiaries as FPF or its designees may from time to time reasonably request.

                  (b) REPORT ON PROCEEDINGS. Promptly upon (but in no event more than three Business days following) the Servicer becoming aware of:

                           (i) any proposed or pending investigation of the
                  Servicer, any of its Affiliates or any of their respective employees by any governmental authority or agency;

                           (ii) any court or administrative proceeding which
                  involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits, management, financial position, results of operation or general condition of the Servicer or any of its Affiliates;

                           (iii) an event or development (including, without
                  limitation, a change in any relevant law or regulation) which could have a material adverse impact on the properties, business, prospects, profits, management, financial position, results of operations or general condition of the Servicer or any of its Affiliates; or

                           (iv) any Event of Servicing Default hereunder or any
                  event which could likely become an Event of Servicing Default hereunder;

         such information shall be provided by the Servicer to FPF and its designees, as applicable.

                  (c) CHANGE OF CONTROL. The Servicer shall provide prompt written notice to FPF and its designees, as applicable, upon the occurrence of any of the following events (each a "Change of Control"):
         (i) the Servicer ceases to be managed and controlled by the Person or Persons who manage and control the Servicer as of the Effective Date,
         (ii) any such Person which is a corporation, partnership, trust or other entity is dissolved or liquidated or merged with or into any other Person or for any period of more than 10 days ceases to exist in its present form and (where applicable) in good standing and duly qualified under the laws of the jurisdiction of its incorporation or formation and any jurisdiction in which such standing or qualification is necessary or advisable in connection with the conduct of business or
         (iii) the Servicer commences a Sale of all or substantially all of its assets, except, if the Originator is then acting as Servicer hereunder, for the Sale of the Conveyed Property by the Originator to FPF under the Sale Agreement.

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         SECTION 2.12. COSTS AND EXPENSES. All Approved Expenses incurred by any
Successor Servicer and all direct extraordinary out-of-pocket expenses incurred by FPF or its designees and assignees, as the case may be, in carrying out their respective duties hereunder, including payments of all fees and expenses incurred in connection with the enforcement of Premium Receivables (including enforcement of Defaulted Premium Receivables), and realization under the Realization Provisions, shall be reimbursed to such Successor Servicer (in addition to the compensation and expenses, as applicable, to be paid to such Successor Servicer pursuant to Section 2.08) and paid according to the provisions of the Sale Agreement.

         SECTION 2.13. RESPONSIBILITY FOR OWNERSHIP INTERESTS. The Servicer shall ensure that FPF has a valid, perfected first priority ownership interest in, to and under each Premium Receivable by taking all necessary action under applicable law and by assuring, among other things, that UCC-1 financing statements and appropriate continuation statements are filed in each jurisdiction in which filing is necessary for such perfection which financing statements and continuation statements (a) contain a general description of the Premium Finance Agreements, amounts payable thereunder, and after-acquired collateral, and (b) direct subsequent creditors to sources containing more detailed information, such as the Premium Finance Agreements themselves.

         SECTION 2.14. DOCUMENTS HELD BY FPF; DOCUMENTS HELD BY THE SERVICER; INDICATION OF FPF OWNERSHIP.

                  (a) FPF or its designees shall be entitled to maintain physical possession of the Loan Documents in its files with respect to each Premium Receivable.

                  (b) The Servicer shall maintain the following documents in its files on behalf of FPF and its designees or have the following immediately accessible on computer screen with respect to each Premium
         Receivable:

                           (i) Copies of the Loan Documents;

                           (ii) Copies of all correspondence to the Obligor or
                  the Issuing Insurance Company, including any notification to the Obligor and the Issuing Insurance Company of the Sale of the Premium Receivable and delivery of possession of the related Premium Finance Agreement to FPF or its designees, to the extent required by applicable law to perfect an ownership interest in the Premium Receivable and the related Conveyed Property;

                           (iii)    Copies of all late notices to the Obligor;

                           (iv) Copies of cancellation requests to the Issuing
                  Insurance Company and, if applicable, the Obligor;

                           (v) Copies of reinstatement notices and related
                  correspondence;

                           (vi) Payment history and status of each Premium
                  Receivable; and

                           (vii) Such other documents as the Servicer may
                  customarily retain in connection with its normal servicing activities under this Servicing Agreement in order to satisfy its standard of care under Section 2.16.

                  (c) The Servicer shall keep satisfactory books and records pertaining to each Premium Receivable and shall make periodic reports in accordance with this Servicing Agreement. Such records may not be destroyed or otherwise disposed of, except as provided herein and as allowed by applicable laws, regulations or decrees.

                  (d) The Servicer shall maintain physical possession of the instruments and documents listed in Section 2.14(b) hereof, such other instruments or documents that modify or supplement the terms or

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         conditions of any of the foregoing, and all other instruments and documents generated by or coming into the possession of the Servicer (including, without limitation, insurance premium receipts, ledger sheets, payment records, correspondence and current and historical computerized data files) that are required to document or service any Premium Receivable. Collectively, all of the documents described in paragraphs (b), (c) and (d) of this Section 2.14 with respect to a Premium Receivable are referred to as "Servicer Documents." All Servicer Documents shall remain the property of FPF and shall be held in trust by the Servicer for the benefit of FPF and its assignees and designees, to the extent of their interests therein.

         SECTION 2.15. MAINTENANCE OF COMPUTER SYSTEMS. The Servicer shall provide computer backup in a format acceptable to FPF not less than weekly or such other period as FPF may request. Such computer backup shall contain the data necessary to enable FPF or its assignee or designees to service the Premium Receivables in the event any such assignee or designee becomes the Successor Servicer. The Servicer shall (a) provide FPF and its designee or assignees, as applicable, with a copy of its computer software used with respect to the servicing of the Premium Receivables including any licenses needed or required with respect thereto, and (b) not substitute or materially alter its computer software or systems or vendor or document forms, without the prior written consent of FPF.

         SECTION 2.16. STANDARD OF CARE. In performing its duties and obligations hereunder and in administering and enforcing the servicing relating to the Premium Receivables pursuant to this Servicing Agreement, the Servicer shall exercise that degree of skill and care consistent with the degree of skill and care that the Servicer exercises with respect to similar loans owned and/or serviced by it, and, shall apply in performing such duties and obligations, those standards, policies and procedures consistent with the standards, policies and procedures the Servicer applies with respect to similar loans owned or serviced by it, and to the extent more exacting than the foregoing, shall act prudently and in accordance with customary and usual servicing procedures for other servicers of insurance premium finance receivables; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to a judicial order from a court of competent jurisdiction, or as otherwise required by applicable law or regulation, release or waive the right to collect the unpaid balance on any Premium Receivable. In performing its duties and obligations hereunder and in administering and enforcing the servicing relating to the Premium Receivables pursuant to this Servicing Agreement, the Servicer shall comply with all applicable federal and state laws and regulations, shall maintain all state and federal licenses and franchises necessary for it to perform its servicing responsibilities hereunder, shall not impair the rights of FPF, its designees or assignees in the Conveyed Property, and shall act with respect to the Premium Receivables as will, in the reasonable judgment of the Servicer, maximize the amount to be received with respect thereto.

         SECTION 2.17. ENFORCEMENT.

                  (a) The Servicer is hereby authorized and empowered to sue to enforce or collect upon the Premium Receivables, in its own name, if possible, or as attorney-in-fact and agent for FPF or its designees. If the Servicer elects to commence a legal proceeding to enforce a Premium Receivable, the act of commencement shall be deemed to be an automatic assignment of the Premium Receivable by FPF to the Servicer solely for purposes of, and to the extent necessary for, collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Premium Receivable on the grounds that it is not a real party in interest or a holder entitled to enforce the Premium Receivable, FPF shall, at the Servicer's request and expense, take such steps as FPF deems necessary or appropriate to enforce the Premium Receivable, including bringing suit in its name or the name of FPF.

                  (b) The Servicer shall exercise any rights of recourse against third Persons that exist with respect to any Premium Receivable in accordance with the standard of care required by Section 2.16 hereof.

         SECTION 2.18. FIDELITY BOND OR ERRORS AND OMISSIONS INSURANCE. The Servicer shall maintain, at its own expense, a blanket fidelity bond or an errors and omissions insurance policy, in form and content acceptable to FPF, in an amount not less than $500,000 and naming FPF as an additional loss payee or beneficiary of each such insurance policy or fidelity bond. The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond or errors and omissions policy coverage and, by the terms of such fidelity bond or errors and omissions policy, the coverage afforded thereunder extends to the Servicer. Any such fidelity bond or insurance policy shall not be cancelled or modified without ten days' prior written notice to FPF. Evidence of each such insurance policy or fidelity bond shall be delivered to FPF by the Servicer in conjunction with the Responsible Officers' certificate required to be delivered pursuant to Section
2.09 hereof.

                                   ARTICLE III

                              ACCOUNTS; COLLECTIONS

         SECTION 3.01. ACCOUNTS. The Servicer shall establish in the name of FPF or its designee the Collections Account with a Collections Account Depository referred to in Section 3.03 hereof. All Obligors, Issuing Insurance Companies and Originator shall be directed to cause all Collections to be remitted to the Collections Account so established. All Collections effectuated by pre-authorized debits of Obligor accounts shall be deposited directly into the Collections Account. The Servicer shall not alter the instructions to the Obligors, Originator, the Issuing Insurance Company or any other party regarding payments to be made to the Collections Account without the prior written approval of FPF or its designee. All amounts in the Collections Account shall be retrieved on each Business Day by FPF or its designee.

         SECTION 3.02. COLLECTIONS. The Servicer shall segregate all Collections on the Premium Receivables from its general funds, shall not use such funds for its benefit and shall hold such funds in trust for the benefit of FPF and its designee. The Servicer shall remit to the Collections Account and to no other account, on a daily basis, but in no event later than the close of business on the Business Day following the day of receipt thereof, all payments received on or in connection with the Conveyed Property by the Servicer by or on behalf of the Obligors, the Issuing Insurance Companies or any other party, including, without limitation, Collections, Endorsement Refunds, broker guarantee funds or funds from a cash collateral account or Defaulted Premium Receivable Recoveries, all as collected, in respect of a Premium Receivable being serviced by the Servicer. The Servicer shall also deposit in the Collections Account the aggregate Repurchase Price with respect to any Repurchase Property. All such deposits shall be separately shown in the Daily Servicer Reports.

         SECTION 3.03. COLLECTIONS ACCOUNT DEPOSITORY. FPF has appointed City National, Ft. Lauderdale, Florida as the initial Collections Account Depository (the "Collections Account Depository") hereunder. The Collections Account Depository shall transfer funds from the Collections Account as instructed by the FPF or its designee.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF THE SERVICER. The Servicer hereby represents, warrants and covenants to FPF that as of the date of this Servicing Agreement and, for so long as the Servicer shall continue to act as Servicer hereunder, that the representations, warranties and covenants contained in Sections 1 and 2 of Exhibit B hereto are true and correct and shall remain true and correct.

         SECTION 4.02. REPRESENTATIONS AND WARRANTIES OF FPF. As of the date of the Servicing Agreement FPF represents, warrants and covenants to Servicer each of the matters referred to in Section 2 of Exhibit B hereto.

                                    ARTICLE V

                         DEFAULT, REMEDIES AND INDEMNITY

         SECTION 5.01. EVENTS OF SERVICING DEFAULT. Any of the following acts or occurrences shall constitute an Event of Servicing Default under this Servicing
Agreement:

                  (a) any failure by the Servicer to make any payment, transfer or deposit to the Collections Account within one Business Day after receipt;

                  (b) any failure by the Servicer to provide any notices to FPF pursuant to this Servicing Agreement relating to the transfer or calculation of funds which has not been cured within two Business Days after the date of receipt of notice of such failure;

                  (c) any failure by the Servicer to request cancellation of the policy from the Issuing Insurance Company pursuant to Section 2.03, unless otherwise approved by FPF or its designee in writing.

                  (d) failure on the part of the Servicer to either duly to observe or perform any other covenants or agreements of the Servicer set forth in this Servicing Agreement; or the Servicer shall attempt to assign any of its duties hereunder;

                  (e) any representation, warranty or certification made by the Servicer (or any officer of the Servicer) in this Servicing Agreement, or any certificate delivered pursuant to this Servicing Agreement, shall prove to have been incorrect when made, which could have an adverse effect on FPF and which continues to be incorrect in any material respect;

                  (f) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer, or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition or commence an action to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

                  (g) any Change in Control unless the same is approved in writing by FPF, in its absolute discretion;

                  (h) an event or development shall occur which is expected by FPF (in its sole discretion) to have a material adverse impact on the ability of the Servicer to perform its obligations under this Servicing Agreement;

                  (i) the Servicer shall not be in compliance with the Cancellation Standard.

         SECTION 5.02. REMEDIES.

                  (a) If an Event of Servicing Default shall have occurred and then be continuing, then by notice given in writing to the Servicer (the "Terminated Party") (together with any termination notice described in Section 2.01(a) hereof, (a "Termination Notice"), all of the rights and obligations of the Terminated Party, shall be terminated upon the later of (i) the date, if any, specified in the Termination Notice or (ii) upon receipt of the Termination Notice.

                  (b) After receipt by the Terminated Party of a Termination Notice, all authority and power of the Terminated Party under this Servicing Agreement shall pass to and be vested in a Successor Servicer; and, without limitation, FPF or its designees are hereby authorized and empowered to execute and deliver, on behalf of the Terminated Party, as attorney-in-fact, authorized agent or otherwise, all documents and other instruments upon the failure of the Terminated Party to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer hereby agrees to cooperate with FPF, its designees and such Successor Servicer in effecting the termination of the responsibilities and rights of the Terminated Party to conduct servicing under this Servicing Agreement, including, without limitation, the transfer to such Successor Servicer of all authority of the Terminated Party to service the Premium Receivables provided for under this Servicing Agreement, including, without limitation, the right to receive all collections, all authority over all collections which shall on the date of transfer be held by the Terminated Party for deposit or which have been deposited by the Terminated Party in the Collections Account or which shall thereafter be received with respect to the Premium Receivables, and in assisting the

         Successor Servicer and in enforcing all rights to Realization Provisions. The Terminated Party shall immediately transfer its electronic records relating to the Premium Receivables to the Successor Servicer in such electronic form as the Successor Servicer may request. The Terminated Party shall immediately relinquish all rights in, to and under the Loan Documents and the Servicing Documents and shall immediately transfer to the Successor Servicer all Loan Documents and Servicing Documents with respect to the Premium Receivables in the manner and at such times as the Successor Servicer shall request. Immediately upon receipt of a Termination Notice, the Terminated Party shall not amend, alter or modify any of the Loan Documents or Servicing Documents without FPF's prior written consent. The Terminated Party shall give notices of the transfer of servicing to the Obligors, Issuing Insurance Companies and state guaranty funds, all in the manner and at such times as the Successor Servicer shall request.

                  (c) On and after the receipt by the Terminated Party of a Termination Notice pursuant to this Section 5.02, the Terminated Party shall continue to perform all servicing functions under this Servicing Agreement until the date specified in the Termination Notice or otherwise specified by FPF in writing.

                  (d) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Terminated Party, with respect to servicing functions under this Servicing Agreement.

                  (e) In connection with such appointment and assumption, FPF may make such arrangements for the compensation of itself and the Successor Servicer out of collections of Premium Receivable payments, as it and such Successor Servicer shall agree.

                  (f) All authority and power granted to the Servicer or the Successor Servicer under this Servicing Agreement shall automatically cease and terminate upon payment in full of all Obligations and termination of the Sale Agreement, and shall pass to and be vested in FPF or its designee.

         SECTION 5.03. INDEMNITY BY THE SERVICER. The Servicer shall indemnify and hold FPF, its Affiliates, its designees and assigns and each of their respective officers, directors, employees and agents and any Person holding an interest in the Conveyed Property or acting as a trustee therefor (collectively, the "Indemnified Parties") harmless against any liability, loss, damage, penalty, fine, forfeiture, legal or accounting fees, court reporting expenses, expert witness fees, and all other fees or costs of any kind, judgments or expenses, resulting from or arising out of a breach of this Servicing Agreement by the Servicer; provided, however, the Servicer shall not be liable to the Indemnified Parties by reason of any act, contract or transaction performed in good faith by the Servicer pursuant to this Servicing Agreement in accordance with the standard of care under Section 2.16 nor shall it be liable for any loss resulting therefrom, so long as such act, contract or transaction shall, at the time at which it was performed or entered into, have been reasonable and prudent under the circumstances and shall have conformed to the express provisions of this Servicing Agreement. The rights of the Indemnified Parties to indemnity, reimbursement or limitation on its liability pursuant to this Section 5.03 shall survive any Event of Servicing Default or termination of the Servicer pursuant to the provisions hereof and the transfer of the rights, duties and obligations of the Servicer to a Successor Servicer.

         SECTION 5.04. WAIVER OF EVENTS OF SERVICING DEFAULT. FPF may waive any Event of Servicing Default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of an event of Servicing Default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Servicing Agreement. No such waiver shall extent to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         SECTION 5.05. SURVIVAL. The agreements in this Article V shall survive the termination of this Servicing Agreement and the payment in full of all sums and obligations owed to FPF under the Sale Agreement.

                                   ARTICLE VI

                       TERMINATION OF SERVICING AGREEMENT

         SECTION 6.01. TERM. Unless terminated in accordance with the provisions of Section 2.01(a), this Servicing Agreement shall remain in effect until all obligations due to FPF pursuant to the Sale Agreement have been paid in full.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.01. NO OFFSET. Prior to the termination of this Servicing Agreement, the obligations of the Servicer under this Servicing Agreement shall not be subject to any defense, counterclaim or right of offset which the Servicer may have against FPF or its assignees or designees, whether in respect of this Servicing Agreement or the Sale Agreement, any Premium Receivable or otherwise.

         SECTION 7.02. POWERS OF ATTORNEY. FPF shall, from time to time, provide to the employees of the Servicer with limited, revocable powers of attorney or other such written authorizations as may be appropriate to enable the Servicer to perform its obligations under this Servicing Agreement; provided, however, that FPF shall not be required to provide such powers with respect to any matter for which FPF does not have authority to perform itself.

         SECTION 7.03. ASSIGNMENTS; THIRD PARTY BENEFICIARIES. This Servicing Agreement may be assigned by FPF and shall inure to the benefit of FPF's assignees and designees (all of whom shall be deemed third party beneficiaries hereunder). Without limiting the generality of the foregoing, all representations, covenants and agreements in this Servicing Agreement which expressly confer rights upon FPF shall be for the benefit of and run directly to each assignee and designee, and each such assignee and designee shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto. The Servicer shall not assign its rights or obligations under this Servicing Agreement without the written approval and consent of FPF. With such written approval and consent of FPF contemplated hereby, this Servicing Agreement shall be binding upon the parties hereto, and their respective successors, legal representatives and assigns; no other Person shall have or be construed to have any equitable right, remedy or claim under or in respect of or by virtue of this Servicing Agreement or any provision contained herein. There shall be no third party beneficiaries of Servicer without the written approval and consent of FPF.

         SECTION 7.04. AMENDMENT. This Servicing Agreement may be amended from time to time by a written amendment duly executed and delivered by each of the parties hereto and no waiver of any of the terms hereof shall be effective unless it is in writing and signed by the party or parties whose rights are being waived.

         SECTION 7.05. WAIVERS. No failure or delay on the part of FPF or any of its assignees or designees in exercising any power, right or remedy under this Servicing Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. No such waiver shall extend to any subsequent or other default or impair any rights consequent thereon, except to the extent expressly so waived. Each of the rights, powers and remedies described in this Servicing Agreement is cumulative and not exclusive of, and shall not prejudice, any other right, power or remedy provided in this Servicing Agreement, the Sale Agreement or by law. Each such right, power and remedy may be exercised from time to time as deemed necessary by FPF or any of its assignees or designees, as applicable, and in such order and manner as such applicable party may determine. The parties hereto hereby acknowledge and agree that with respect to a violation or breach by the Servicer of any representation, warranty, covenant or other term or provision of this Servicing Agreement, it shall be the Servicer's obligation to prepare and obtain a written waiver for such breaches or violations from FPF or its designee, as applicable. FPF or its designee, as applicable, may grant or deny any such requested waiver in its sole and absolute discretion. At no time may the parties hereto infer a course of dealing among the parties that would negate the requirement to obtain a written waiver from FPF or its designee, as applicable.

         SECTION 7.06. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission, electronic mail and overnight delivery service, postage prepaid, to the parties to this Servicing Agreement; provided, that notices shall be effective upon receipt, and in any case addressed to the Servicer as provided in the introductory paragraph of this Servicing Agreement and to FPF at 600 Seventeenth Street, Suite 1900S, Denver, Colorado 80202,
Attention: Robert A. Pinkerton.

         SECTION 7.07. GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS.

         SECTION 7.08. JURISDICTION. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF COLORADO AND THE UNITED STATES DISTRICT COURT OF COLORADO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SERVICING AGREEMENT AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING AND IRREVOCABLY CONSENT TO THE SERVICE OF ANY SUMMONS AND COMPLAINT AND ANY OTHER PROCESS BY THE MAILING OF COPIES OF SUCH PROCESS TO THEM AT THEIR RESPECTIVE ADDRESSES AS SPECIFIED IN
SECTION 7.06. THE PARTIES HEREBY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS
SECTION 7.08 SHALL AFFECT THE RIGHT OF FPF TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS SERVICING AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         SECTION 7.09. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SERVICING AGREEMENT.

         SECTION 7.10. SEVERABILITY OF PROVISIONS. Any part, provision, agreement, representation, warranty or covenant of this Servicing Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, agreement, representation, warranty or covenant of this Servicing Agreement shall deprive any party of the economic benefit intended to be conferred by this Servicing Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is as nearly as possible the same as the economic effect of the transactions contemplated hereunder without regard to such invalidity.

         SECTION 7.11. COUNTERPARTS. For the purpose of facilitating the execution of this Servicing Agreement and for other purposes, this Servicing Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

         SECTION 7.12. CAPTIONS. The article, paragraph and other headings contained in this Servicing Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Servicing Agreement.

         SECTION 7.13. LEGAL HOLIDAYS. In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a Business Day in New York, New York or Denver, Colorado, such action, delivery or payment need not be made on that date, but may be made on the next succeeding Business Day.

         SECTION 7.14. ADVICE FROM INDEPENDENT COUNSEL. The parties understand that this Servicing Agreement is a legally binding agreement that may affect such party's rights. Each party represents to the others that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Servicing Agreement and that it is satisfied with its legal counsel and the advice received from it.

         SECTION 7.15. JUDICIAL INTERPRETATION. Should any provision of this Servicing Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that each party has participated in the preparation of this Servicing Agreement.

                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, the parties hereto have caused this Servicing Agreement to be duly executed by their respective authorized officers as of the date first written above.

                                              FPF, INC.



                                     By    /s/ Bruce I. Lundy
                                           -------------------------------------
                                     Name      Bruce I. Lundy
                                           -------------------------------------
                                     Title     President
                                           -------------------------------------




                                              FEDERATED PREMIUM FINANCE, INC.



                                     By    /s/  Stephen C. Young
                                           -------------------------------------
                                     Name       Stephen C. Young
                                           -------------------------------------
                                     Title      President
                                           -------------------------------------

                                   EXHIBIT A-1

                              DAILY SERVICER REPORT



Date of Report
                ----------------------------
Date of Deposit
                ----------------------------

         --------------- ---------------- ------------------------ -------------
          GROSS DEPOSITS   NSF DELETIONS   OTHER NETTING INTEREST   NET DEPOSIT
1.
         --------------- ---------------- ------------------------ -------------


             --------         -------             -------             -------



Specify Other Netting Items:

         The undersigned [Name of Servicer] (the "Servicer") hereby certifies that this report complies with the requirements of, and is being delivered pursuant to, Section 2.10(a) of the Premium Receivable Servicing Agreement (the "Servicing Agreement") dated as of September ___, 2001 by and among FPF and the Servicer. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Servicing Agreement.


Dated:                                     FEDERATED PREMIUM FINANCE, INC.
       -----------------------------



                                           By
                                              ----------------------------------
                                           Name
                                                --------------------------------
                                           Title
                                                 -------------------------------

                                    EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES


         SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE SERVICER WITH RESPECT TO SECTION 4.01 OF THE PREMIUM RECEIVABLE SERVICING AGREEMENT.

                  (a) POWER AND AUTHORITY. The Servicer has the power and authority to execute and deliver the Premium Receivable Servicing Agreement and to carry out the terms thereof; there are no injunctions, writs, restraining orders or any other order of any nature which adversely affects the Servicer's performance of the Premium Receivable Servicing Agreement or any transactions contemplated thereby; and no consent, approval or authorization which has not been obtained is required for the consummation by the Servicer of the transactions contemplated by the Premium Receivable Servicing Agreement.

                  (b) NO VIOLATION. The consummation of the transactions contemplated by the Premium Receivable Servicing Agreement and the fulfillment of the terms thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it or its properties is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any applicable laws, rules, regulations or orders regarding the conduct of the Servicer's business or the ownership of its properties; nor violate any law or any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Originator or its properties except, in each case, for such violations, conflicts, breaches, Liens and defaults which could not, in the reasonable judgment of the Servicer, have an adverse effect on the condition (financial or otherwise) of the Servicer, any Premium Receivable or the Servicer's obligations under the Premium Receivable Servicing Agreement.

                  (c) ABILITY TO PERFORM. There has been no impairment in the ability of Servicer to perform its obligations under the Premium Receivable Servicing Agreement.

                  (d) FINANCIAL STATEMENTS. The Servicer's financial statements dated as of [ ], and [ ], as delivered to FPF and the financial statements of the Servicer to be delivered pursuant to Section 2.11 of this Servicing Agreement, present or will present fairly, in all material respects, the information presented therein, and no material adverse change has occurred in the Servicer's financial status since the date thereof.

                  (e) NO MATERIAL LIABILITIES. The Servicer does not have material liabilities or obligations other than those disclosed in the financial statements referred to in subparagraph (d) above or for which adequate reserves are reflected in such financials.

                  (f) NO MATERIAL MISSTATEMENTS OR OMISSIONS. No information, certificate of an officer, statement furnished in writing or report delivered to FPF by the Servicer contains any untrue statement of a material fact or omits a material fact necessary to make such information, certificate, statement or report not misleading; provided, that the Servicer makes no representation or warranty with respect to any information incorporated into or forming the basis of any officer's certificate, information, statement or report provided by the Servicer that is provided to the Servicer by any other Person.

                  (g) CAPABILITY TO PERFORM. The Servicer has the knowledge, the experience and the systems, financial and operational capacity available to timely perform each of its obligations under the Premium Receivable Servicing Agreement.

                  (h) OTHER AGREEMENTS. The Servicer is not a party to any indenture, loan or credit agreement, lease or other instrument or agreement which is likely to have a material adverse effect on the business, properties, assets, operations or operation, financial or otherwise, of the Servicer or the ability of the Servicer to perform its obligations under this Servicing Agreement.

                  (i) NO MATERIAL ADVERSE CHANGE. No material adverse change has occurred in the business, properties, operating results, prospects, assets, operations or condition, financial or otherwise, of the Servicer from the Closing Date or the immediately preceding Acquisition Date, as the case may be.

         SECTION 2. REPRESENTATIONS AND WARRANTIES WITH REGARD TO SECTION 4.01 AND 4.02 OF THE PREMIUM RECEIVABLE SERVICING AGREEMENT. (References in this
Section 2 to "such Person" refer to the Person making the representation and warranty pursuant to the Premium Receivable Servicing Agreement.)

                  (a) ORGANIZATION, ETC. Such Person is duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the state of its organization with full power and authority to execute and deliver the Premium Receivable Servicing Agreement and to perform the terms and provisions thereof.

                  (b) DUE QUALIFICATION. Such Person is duly qualified to do business as a foreign business entity in good standing, and has obtained all required licenses and approvals, if any, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except those jurisdictions in which failure to be so qualified would not have an adverse effect on the business or operations of such Person or any Premium Receivable.

                  (c) DUE AUTHORIZATION. The execution, delivery and performance by such Person of the Premium Receivable Servicing Agreement have been duly authorized by all necessary action of such Person, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any provision of its constituent documents, and do not and will not conflict with or result in a breach which would constitute (with or without notice or lapse of time) a default under any agreement binding upon or applicable to it or its property, or any law or governmental regulation or court decree applicable to it or its property.

                  (d) NO LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending, or threatened, against such Person or its properties, which, if adversely determined could, in the reasonable opinion of such Person, have an adverse effect on the transactions contemplated by the Premium Receivable Servicing Agreement or on such Person's ability to perform any of its obligations thereunder.

                  (e) ENFORCEABILITY. The Premium Receivable Servicing Agreement constitutes the valid, legal and binding obligation of such Person, enforceable against such Person in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditor's rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

         SECTION 3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Exhibit B shall survive the date of the Premium Receivable Servicing Agreement. Upon discovery by FPF or its designee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties thereto; provided, however, that failure to give such notice shall not affect the rights of such other parties with respect to such breach.

                                    EXHIBIT C

                                POWER OF ATTORNEY


         FEDERATED PREMIUM FINANCE, INC. a corporation organized and existing under the laws of the State of Florida (the "Servicer"), hereby grants to FPF, INC. ("FPF") pursuant to that certain Premium Receivable Servicing Agreement, dated as of September 30, 2001, among the Servicer and FPF, Inc., as the same may be amended or otherwise modified from time to time (the "Servicing Agreement"), an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take any and all actions at the option of FPF or its assigns at any time after the occurrence and during the continuance of any Event of Servicing Default, in the name of the Servicer or its assigns, to execute such documents or instruments and to do and accomplish all other acts or things necessary or appropriate to effect the transfer of servicing rights under the Servicing Agreement.

         Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Servicing Agreement.

         IN WITNESS WHEREOF, the undersigned a duly authorized officer of FEDERATED PREMIUM FINANCE, INC. hereunto sets his hand this 30 day of September, 2001.

FEDERA

                                    FEDERATED PREMIUM FINANCE, INC.


                                    By       /s/  Stephen C. Young
                                         ---------------------------------------
                                    Name        Stephen C. Young
                                         ---------------------------------------
                                    Title          President
                                         ---------------------------------------

STATE OF   FL     )
                  )       ss:
COUNTY OF BROWARD )


         BE IT REMEMBERED, that on this 30 day of September, 2001 before me the undersigned, a Notary Public in and for the County and State aforesaid, came Stephen Young, a Officer of FEDERATED PREMIUM FINANCE, INC., a corporation duly organized, incorporated and existing under and by virtue of the laws of Florida, who is personally known to me to be such officer, and who is personally known to me to be the same person who executed, as such officer, the within instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.


                                           /s/  Joseph V. Aloisio
                                           -------------------------------------
                                                Notary Public     Sept. 30, 2001

My commission expires:

[SEAL]    Joseph V. Aloisio
-------------------------------------------
    Commission #CC902275
    Expires Feb. 28, 2004
    Bonded Thru
    Atlantic Bonding Co., Inc.

                                TABLE OF CONTENTS


                                    Article I

DEFINITIONS....................................................................2


                                   Article II

               ADMINISTRATION AND SERVICING OF PREMIUM RECEIVABLES

Section 2.01.     Appointment and Duties of Servicer...........................3
Section 2.02.     Collection of Premium Receivable Payments....................4
Section 2.03.     Past-Due Premium Receivables; Cancelled Premium Receivables..4
Section 2.04.     Defaulted Premium Receivables................................5
Section 2.05.     Maintenance of Interests in Premium Receivables..............5
Section 2.06.     Covenants of Servicer........................................5
Section 2.07.     Reacquisition of Premium Receivables Upon Breach of
                  Representations or Warranties..............5
Section 2.08.     Premium Receivable Servicing Fees............................6
Section 2.09.     Servicer's Certificate as to Compliance......................6
Section 2.10.     Reporting Obligations; Inspection and Audit Rights...........6
Section 2.11.     Financial Statements and Other Reports.......................7
Section 2.12.     Costs and Expenses...........................................8
Section 2.13.     Responsibility for Ownership Interests.......................8
Section 2.14.     Documents Held by FPF; Documents Held by the Servicer;
                  Indication of FPF Ownership.............8
Section 2.15.     Maintenance of Computer Systems..............................9
Section 2.16.     Standard of Care.............................................9
Section 2.17.     Enforcement.................................................10
Section 2.18.     Fidelity Bond or Errors and Omissions Insurance.............10


                                   Article III

                              ACCOUNTS; COLLECTIONS

Section 3.01.     Accounts....................................................10
Section 3.02.     Collections.................................................10
Section 3.03.     Collections Account Depository..............................11


                                   Article IV

                         REPRESENTATIONS AND WARRANTIES

Section 4.01.     Representations and Warranties of the Servicer..............11
Section 4.02.     Representations and Warranties of FPF.......................11

                                TABLE OF CONTENTS
                                  (continued)

                                                                            Page

                                    Article V

                         DEFAULT, REMEDIES AND INDEMNITY

Section 5.01.     Events of Servicing Default.................................11
Section 5.02.     Remedies....................................................12
Section 5.03.     Indemnity by the Servicer...................................13
Section 5.04.     Waiver of Events of Servicing Default.......................13
Section 5.05.     Survival....................................................13


                                   Article VI

                       TERMINATION OF SERVICING AGREEMENT

Section 6.01.     Term........................................................13


                                   Article VII

                            MISCELLANEOUS PROVISIONS

Section 7.01.     No Offset...................................................13
Section 7.02.     Powers of Attorney..........................................13
Section 7.03.     Assignments; Third Party Beneficiaries......................13
Section 7.04.     Amendment...................................................14
Section 7.05.     Waivers.....................................................14
Section 7.06.     Notices.....................................................14
Section 7.07.     Governing Law...............................................14
Section 7.08.     Jurisdiction................................................14
Section 7.09.     Waiver of Jury Trial........................................15
Section 7.10.     Severability of Provisions..................................15
Section 7.11.     Counterparts................................................15
Section 7.12.     Captions....................................................15
Section 7.13.     Legal Holidays..............................................15
Section 7.14.     Advice from Independent Counsel.............................15
Section 7.15.     Judicial Interpretation.....................................15

EXHIBIT A-1                FORM OF SERVICER'S DAILY REPORT
EXHIBIT B                  REPRESENTATIONS AND WARRANTIES
EXHIBIT C                  POWER OF ATTORNEY

                                       ii